UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2008

Oracle Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51785	26-0126028
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

200 Greenwich Ave., 3rd Floor
Greenwich, Connecticut 06830
(Address of principal executive offices)

(203) 862-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Change of Special Meeting Date and Record Date

On April 14, 2008, Oracle Healthcare Acquisition Corp. (the “Company”) issued a press release announcing that it has changed the date of the special meeting (the “Special Meeting”) of the Company’s stockholders to consider and vote on the proposed dissolution and Plan of Liquidation of the Company from May 14, 2008 to May 7, 2008 at 10:00 AM, local time at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019.  The press release also announced that the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof has been moved from the close of business on April 18, 2008 to the close of business on April 16, 2008.

A copy of the press release is attached as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description:
Exhibit 99.1	Press Release, dated April 14, 2008, issued by Oracle Healthcare Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE HEALTHCARE ACQUISITION CORP.

Date: April 14, 2008

	By:	/s/ Joel D. Liffmann
		Name:	Joel D. Liffmann
		Title:	President and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description:
Exhibit 99.1	Press Release, dated April 14, 2008, issued by Oracle Healthcare Acquisition Corp.